SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 16, 2006
ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEW YORK	1-4482	11-1806155

(State or Other Juris-	(Commission File	(IRS Employer
diction of Incorporation)	Number)	Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK	11747

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 847-2000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Effective as of August 16, 2006, Arrow Electronics, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Susan M. Suver, Vice President, Global Human Resources of the Company, providing for her resignation and amending the terms of her employment agreement with the Company dated March 1, 2004.
The Letter Agreement provides for, among other things, that (i) Ms. Suver resigned from the Company effective as of June 30, 2006, (ii) commencing on July 1, 2006 and ending on the earlier of (A) March 15, 2007 and (B) the day Ms. Suver commences alternative employment, Ms. Suver will be on inactive or “RA” status with the Company (such period, the “RA Period”), (iii) Ms. Suver’s active participation in the Company’s 401(k) Plan, ESOP and SERP ended on June 30, 2006, (iv) the Company will make a lump-sum payment of $50,000 to Ms. Suver on March 15, 2007 in recognition of the fact that Ms. Suver had not vested in her SERP benefits as of June 30, 2006, (v) Ms. Suver will remain covered by the Company’s medical plan during the RA Period under the same terms and conditions as an active employee, although her participation in all other welfare benefit and fringe benefit plans ended on June 30, 2006, (vi) subject to certain provisions included in the Letter Agreement, any unvested stock options, restricted stock and performance shares granted to Ms. Suver prior to June 30, 2006 were vested on June 30, 2006 and will remain exercisable until February 29, 2008, (vii) the Company will pay Ms. Suver’s full salary in monthly increments through March 15, 2007, and on March 15, 2007 the Company will pay her $252,627 in lieu of salary for the period March 16, 2007 through February 29, 2008; (viii) provided Ms. Suver is still on RA status on December 31, 2006, on March 15, 2007 the Company will pay her the sum of (A) an amount equal to 83.33% of the bonus payable to her under the Company’s Management Incentive Compensation Plan for 2006 based on her target bonus for 2006 (at 100% of target, the 2006 payment would be $112,496) and (B) $94,363 in lieu of bonuses for 2007 and 2008; (ix) the Company will pay the cost of outplacement consulting services incurred by Ms. Suver up to $50,000; (x) the change of control agreement dated June 1, 2004 between Ms. Suver and the Company terminated on June 30, 2006.
The preceding summary of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which is filed herewith as Exhibit 10.1 and is hereby incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	Shell Company Transactions:

2

Not applicable.

(d)	Exhibits:

Exhibit
No.	Description

10.1	Letter Agreement between Arrow Electronics, Inc. and Susan M. Suver effective as of August 16, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: August 16, 2006	By:	/s/ Peter S. Brown

Name: Peter S. Brown
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Letter Agreement between Arrow Electronics, Inc. and Susan M. Suver effective as of August 16, 2006

4